Exhibit 10.7
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                          UNITED INDUSTRIES CORPORATION
                             1999 STOCK OPTION PLAN

1.         Purpose:  Restrictions on Amount Available under the Plan.

           This United Industries Corporation 1999 Stock Option Plan (the "Plan") is intended to afford an incentive to selected employees, consultants and directors of United Industries Corporation ("UIC") or any Subsidiary (as defined in Section 2 hereof) (collectively referred to as the "Company"), to acquire a proprietary interest in the Company, to continue to perform services for the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

2.         Definitions.

           As used in this Plan, the following words and phrases shall have the meanings indicated:

                     "Board" shall mean the Board of Directors of UIC.

                     "Cause" shall have the meaning set forth in the applicable Option Agreement.

                     "Code" shall mean the Internal Revenue Code of 1986, as amended.

                     "Disability" shall mean a Participant's disability within the meaning of Section 22(e)(3) of the Code or any successor provision.

                     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                     "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock (as defined in Section 5 hereof) on the New York Stock Exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then admitted for trading on the New York Stock Exchange, the closing price for the shares of Common Stock in such other national securities exchange or interdealer quotation system on which the Common Stock is then traded for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or interdealer quotation system, such value as the Committee (as defined in Section 3 hereof) in good faith may determine.

                     "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Common Stock at a price and upon the terms to be specified by the Committee.


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                     "Option Agreement" shall mean any written agreement,
                     contract or other instrument or document between the Company and a Participant evidencing an Option.

                     "Participant" shall mean an officer, employee, director or consultant of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

                     "Subsidiary" shall mean any corporation (other than UIC) in an unbroken chain of corporations beginning with UIC if, at the time of granting an Option, each of such corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.         Administration

           Unless otherwise determined by the Board, the Plan shall be administered by a committee of the Board ("Compensation Committee"), which shall consist of two or more members of the Board. Following such time that Common Stock is registered pursuant to Section 12 of the Exchange Act, members of the Compensation Committee shall be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee may, in its discretion, delegate to a subcommittee its duties hereunder, including the grant of Options. The full Board shall also have the authority, in its discretion, to grant Options under the Plan and to administer the Plan. For all purposes under the Plan, any entity which performs the duties described herein, shall be referred to as the "Committee."

           The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Common Stock to which an Option may relate and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent and under what circumstances an Option may be settled, canceled, forfeited, exchanged or surrendered; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

           No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.


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4.         Eligibility

           Options may be granted to employees, consultants and directors of the Company or a Subsidiary. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.         Stock.

           The stock subject to Options hereunder shall be shares of UIC's Class A Voting Common Stock, par value $0.01 per share and Class B Non-Voting Common Stock, par value $0.01 per share (referred to herein, collectively, as "Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Company. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 4,000,000. The limitations established by the preceding two sentences shall be subject to adjustment as provided in Section 7 hereof.

6.         Stock Options.

           The Committee shall have authority to grant Options to Participants on the following terms and conditions:

                     (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                     (b) Type of Option. No Option granted pursuant to this Plan shall be an incentive stock option within the meaning of Section 422 of the Code.

                     (c) Exercise Price. Each Option Agreement shall state the Exercise Price. The Exercise Price per share of Common Stock purchasable under an Option shall be determined by the Committee. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                     (d) Method and Time of Payment. The Exercise Price shall be paid in full, at the time of exercise, (i) in cash, (ii) in shares of Common Stock, valued at then Fair Market Value, which either (A) were purchased by the Participant in other than a compensatory transaction, (B) have been held by the Participant free and clear for at least six (6) months prior to the use thereof to pay part or all of the Exercise Price or (C) otherwise are considered "mature" shares for purposes of generally accepted accounting principles, as determined by the Company's outside auditors, or (iii) so long as the Common Stock is publicly traded, by delivery to the Committee of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds


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sufficient to pay a portion of the Exercise Price subject to this clause (iii), or a combination of the methods specified in clauses (i), (ii) and (iii), or, in the sole discretion of the Committee, through a cashless exercise procedure.

                     (e) Term and Exercisability of Options. Options shall be exercisable over the exercise period, at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Compensation Committee or as it shall direct, specifying the number of shares of Common Stock with respect to which the Option is being exercised. The exercise period shall be subject to earlier termination as provided in Section 6(f) hereof. At the time any Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Common Stock purchased pursuant to the Option to clearly identify them as representing shares purchased upon exercise of an Option.

                     (f) Termination. If a Participant's employment by, or service as a consultant to or director with, the Company terminates:

                               (i) Unless provided otherwise in the applicable
                     Option Agreement, upon a Participant's termination of employment or service as a consultant to or director with the Company or a Subsidiary by reason of death or Disability or by the Company without Cause, all Options that are not then exercisable shall immediately terminate and all Options that are then exercisable shall remain exercisable for a period of one year following such termination and shall terminate thereafter;

                               (ii) Unless provided otherwise in the applicable
                     Option Agreement, if a Participant's employment or service as a consultant to or director with the Company is terminated by the Company for Cause, all Options shall immediately terminate; and

                               (iii) Unless provided otherwise in the applicable
                     Option Agreement, upon any termination of Participant's employment or service as a consultant to or director with the Company other than for Cause, without Cause or by reason of death or Disability, all Options that are not than exercisable shall immediately terminate and all Options that are then exercisable shall remain exercisable for a period of thirty days from the date of such termination and shall terminate thereafter.

                     (g) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in the Option Agreement in its discretion.


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7.         Effect of Certain Changes.

           If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends which are not extraordinary in frequency or amount, or any like change, then the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options and/or the Exercise Price of such Options shall be proportionately adjusted by the Committee to reflect such change or distribution with the intent of preserving the rights granted by, and value and economic benefits of, such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

8.         General Provisions.

                     (a) Restrictions on Delivery and Sale of Shares. Each Option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary as a condition of or in connection with the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected, and the Company shall use its reasonable best efforts to effectuate such listing, registration or qualification as promptly as reasonably practicable. If a registration statement is not in effect under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option, that the Option holder or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representation or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

                     (b) Nontransferability. Except to the extent provided otherwise in the applicable Option Agreement, Options shall not be transferable by a Participant except by will or the laws of


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descent and distribution and shall be exercisable during the lifetime of a
Participant only by such Participant or his guardian or legal representative.

                     (c) No Right To Continued Employment. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

                     (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to an Option hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Unless otherwise prohibited by applicable law, a Participant may satisfy any such withholding tax obligation by either of the following methods, or by a combination of such methods: (a) tendering a cash payment; or (b) delivering to the Company previously acquired shares of Common Stock, or having the Company withhold shares of Common Stock otherwise deliverable upon exercise of an Option, in either case having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

                     (e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law or in order for the Plan to continue to comply with section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

                     (f) Participant Rights. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate to him for such shares.

                     (g) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine (in its sole discretion) whether cash, other Options or other property shall be issued or paid in lieu of such


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fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                     (h) Pro Rata Exercise. In the event that any Option Agreement grants a Participant Options to acquire more than one class of Common Stock, such Option Agreement shall (unless otherwise determined by the Committee) provide that Options may only be exercised with respect to shares of Common Stock of all such classes on a pro rata basis, based on the aggregate number of shares of each class of Common Stock subject to the Options granted pursuant to such Option Agreement.

                     (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

                     (j) Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

9.         Effectiveness

           The Plan shall take effect upon its adoption by the Board.


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